PaineWebber Triple A & Government Series--1997 Inc.            Semiannual Report

                                              February 14, 1997
Dear Shareholder,
We are pleased to present you with the semiannual report for Triple A & Government Series--1997, Inc. (TAGS 97) for the six months ended December 31, 1996.

General Market Overview

Volatile best describes the nature of the bond market over the six months ended December 31, 1996. The early part of the period was characterized by a continuation of the belief that the Federal Reserve Board would have to tighten monetary policy as economic growth remained above-trend amidst an environment where the economy was already operating at a high level of resource utilization. As a result, 30-year Treasury bonds clung onto the 7%-plus level, until signs of a moderating economy led to the perception that the Fed had adopted more of a neutral stance. This in turn helped bolster the bond market, albeit briefly, causing yields to decline almost 50 basis points during the early part of November. The market ended the year, however, with some retracement as yields finished about 30 basis points below June-end levels in response to Decembers strong economic data.

Portfolio Review

The total return for TAGS 97 for the six months ended December 31, 1996, based on net asset value, was 3.12%, while the total return for the same period based on its share price on the American Stock Exchange was 3.98%. As of December 31, 1996, TAGS 97s net asset value per share was $9.76, while its share price on the American Stock Exchange was $9.63. During the six-month period, TAGS 97 made distributions totalling $0.34 per share.

The investment objective of TAGS 97 is to manage a portfolio of U.S. government securities and AAA-rated and comparable debt obligations in order to return to shareholders $10.00 per share on its termination date. As described in the prospectus, the termination date for TAGS 97 will be on or about June 29, 1997. While the portfolio is being managed in an effort to return the initial offering price of $10.00 per share, this is not guaranteed.

The principal means of obtaining the investment objective of TAGS 97 is through the management of the composition and average duration of the portfolio. The duration of a fixed income security is the weighted average term to maturity of the present value of its cash flows, including interest and repayment of principal.

Semiannual Report

Outlook

While the gradual inching up of fourth quarter gross domestic product estimates accounts for the recent market back-up, a fair amount of the economic rebound owes to nonrecurring events. At the same time, the resurgence in consumer spending (and industrial production, modest as it is) cannot be ignored, creating a rate outlook that is still constructive, but not as benign as first perceived.

In approximately six months, TAGS 97 will terminate. Consequently, our portfolio strategy is to conservatively enhance yield via investments in securities with maturity structures similar to the portfolios termination date.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

/s/ Margo N. Alexander

MARGO N. ALEXANDER
President,
Mitchell Hutchins Asset
Management Inc.

/s/ Nirmal Singh

NIRMAL SINGH
Portfolio Manager
Triple A and
Government Series--1997, Inc.

                                     TRIPLE A AND GOVERNMENT SERIES - 1997, INC.

                      PORTFOLIO OF INVESTMENTS     DECEMBER 31, 1996 (UNAUDITED)

                          PRINCIPAL
                            AMOUNT
                            (000)                                   MATURITY DATES       INTEREST RATES      VALUE
--------------------------------------------------------------   --------------------    --------------   -----------
U.S. GOVERNMENT OBLIGATIONS-52.86%
$21,875 U.S. Treasury Notes (cost - $21,848,163)..............   09/30/97 to 06/30/98    5.750 to 6.250%  $21,885,896
                                                                                                          -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS-12.36%
  4,630 Federal Home Loan Mortgage Discount Notes.............         01/14/97              5.330+         4,621,089
   500 Federal National Mortgage Association Discount Notes...         01/17/97              5.400+           498,800
                                                                                                          -----------
Total U.S. Government Agency Obligations (cost -
  $5,119,889).................................................                                              5,119,889
                                                                                                          -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES-8.88%
  3,661 FHLMC (cost - $3,680,844).............................         02/01/97          7.000 to 7.500     3,678,321
                                                                                                          -----------
ASSET BACKED SECURITY-24.13%
10,000 Standard Credit Card Master Trust, Series 1994-1, Class
A
      (cost - $9,985,829).....................................         03/07/99              4.650          9,992,000
                                                                                                          -----------
REPURCHASE AGREEMENT-0.58%
   237 Repurchase agreement dated 12/31/96 with State Street
       Bank and Trust Company, collateralized by $225,000 U.S.
       Treasury Bonds, 7.250% due 08/15/22; proceeds: $237,063
       (cost - $237,000)......................................         01/02/97              4.750            237,000
                                                                                                          -----------
Total Investments (cost - $40,871,725) - 98.81%...............                                             40,913,106
Other assets in excess of liabilities - 1.19%.................                                                493,856
                                                                                                          -----------
Net Assets - 100.00%..........................................                                            $41,406,962
                                                                                                          -----------
                                                                                                          -----------

------------------

+ Yield to maturity for discounted securities

                 See accompanying notes to financial statements
                                       3

                                     TRIPLE A AND GOVERNMENT SERIES - 1997, INC.

                      STATEMENT OF ASSETS AND LIABILITIES      DECEMBER 31, 1996
(UNAUDITED)

ASSETS
Investments in securities, at value (cost - $40,871,725).........  $  40,913,106
Interest receivable..............................................        607,729
Receivable from investment adviser...............................         85,680
Deferred organizational expenses and other assets................         14,395
                                                                   -------------
Total assets.....................................................     41,620,910
                                                                   -------------
LIABILITIES
Accrued expenses and other liabilities...........................        213,948
                                                                   -------------
NET ASSETS
Capital Stock - $0.001 par value; total authorized shares -
  100,000,000;
  4,242,983 shares issued and outstanding........................     45,434,913
Undistributed net investment income..............................          8,504
Accumulated net realized losses from investments and futures
  transactions...................................................     (4,077,836)
Net unrealized appreciation of investments.......................         41,381
                                                                   -------------
Net assets applicable to shares outstanding......................  $  41,406,962
                                                                   -------------
                                                                   -------------
Net asset value per share........................................          $9.76
                                                                   -------------
                                                                   -------------

                 See accompanying notes to financial statements
                                       4

                                     TRIPLE A AND GOVERNMENT SERIES - 1997, INC.

                      STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

INVESTMENT LNCOME:
Interest...........................................................   $1,231,777
                                                                     -----------

EXPENSES:
Investment advisory and administration.............................      207,939
Legal..............................................................       40,000
Reports and notices to shareholders................................       28,200
Transfer agency fees...............................................       18,951
Amortization of organizational expenses............................       14,510
Custody and accounting.............................................       12,408
Directors' fees....................................................        5,500
Other expenses.....................................................       11,298
                                                                     -----------
                                                                         338,806
Less: Fee waivers and reimbursements from adviser..................     (338,806)
                                                                     -----------
Net expenses.......................................................      --
                                                                     -----------
NET INVESTMENT INCOME..............................................    1,231,777
                                                                     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions....................       99,782
Net change in unrealized appreciation/depreciation of
  investments......................................................      (76,197)
                                                                     -----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES.......       23,585
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............   $1,255,362
                                                                     -----------
                                                                     -----------

                 See accompanying notes to financial statements
                                       5

                                     TRIPLE A AND GOVERNMENT SERIES - 1997, INC.

                      STATEMENT OF CHANGES IN NET ASSETS
                                                                            FOR THE SIX
                                                                           MONTHS ENDED
                                                                         DECEMBER 31, 1996    FOR THE YEAR ENDED
                                                                            (UNAUDITED)         JUNE 30, 1996
                                                                         -----------------    ------------------
FROM OPERATIONS:
    Net investment income.............................................      $ 1,231,777          $  2,531,414
    Net realized gains from investment transactions...................           99,782                24,770
    Net change in unrealized appreciation/depreciation of
      investments.....................................................          (76,197)             (257,889)
                                                                         -----------------    ------------------
    Net increase in net assets resulting from operations..............        1,255,362             2,298,295
                                                                         -----------------    ------------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income.............................................       (1,433,604)           (2,867,400)
                                                                         -----------------    ------------------
FROM CAPITAL TRANSACTIONS:
    Proceeds from dividends reinvested................................          349,784               738,614
    Contribution to capital from adviser..............................         --                     200,000
                                                                         -----------------    ------------------
    Net increase in net assets from capital transactions..............          349,784               938,614
                                                                         -----------------    ------------------
    Net increase in net assets........................................          171,542               369,509
NET ASSETS:
    Beginning of period...............................................       41,235,420            40,865,911
                                                                         -----------------    ------------------
    End of period (including undistributed net investment income of
      $8,504 and $210,331, respectively)..............................      $41,406,962          $ 41,235,420
                                                                         -----------------    ------------------
                                                                         -----------------    ------------------

                 See accompanying notes to financial statements
                                       6

                           NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Triple A and Government Series - 1997, Inc. ('Series') was incorporated in Maryland on May 1, 1992 as a closed-end diversified management investment company. Organizational costs have been deferred and are being amortized on the straight-line method over a period not to exceed 60 months from the date the Series commenced investment operations. The Series is scheduled to terminate on or about June 29, 1997 (the 'Termination Date').

The preparation of financial statements in accordance with generally accepted accounting principles requires Series management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments - Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Institutional Investors Inc. ('MHII'), a wholly owned subsidiary of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') and sub-adviser of the Series. Securities traded in the over-the-counter ('OTC') market and listed on The Nasdaq Stock Market, Inc. ('Nasdaq') are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term investments that mature in 60 days or less). When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by a management committee under the direction of the Series' board of directors.

Repurchase Agreements - The Series' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Series occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.


Investment Transactions and Investment Income - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

Dividends and Distributions - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about the Termination Date, the Series will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Series' expenses and liabilities.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Series to meet their obligations may be affected by economic and political developments particular to a specific industry or region. Mortgage and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

The Series' board of directors has approved an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Series. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Series, computed weekly at an annual rate of 1.00% of the Series' average weekly net assets. For the six months ended December 31, 1996, Mitchell Hutchins earned and waived $207,939 in investment advisory and administration fees. Mitchell Hutchins also voluntarily reimbursed the Series $130,867 for expenses incurred during the six months ended December 31, 1996.

Under a separate contract with Mitchell Hutchins, MHII serves as the Series' sub-adviser ('Sub-Advisory Contract'). Under the Sub-Advisory Contract, Mitchell Hutchins (not the Series) has agreed to pay MHII a fee, computed weekly and payable monthly, at the annual rate of up to a maximum of 0.325% of the Series' average weekly net assets. For the six months ended December 31, 1996, MHII voluntarily waived all fees payable under the sub-advisory contract.

INVESTMENTS IN SECURITIES


For federal income tax purposes, the cost of securities owned at December 31, 1996 was substantially the same as the cost of securities for financial statement purposes.

At December 31, 1996, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of value over cost).......   $47,502
Gross depreciation (from investments having an excess of cost over value).......    (6,121)
                                                                                   -------
Net unrealized appreciation of investments......................................   $41,381
                                                                                   -------
                                                                                   -------

For the six months ended December 31, 1996, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $36,401,800 and $36,981,571, respectively.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 4,242,983 shares outstanding at December 31, 1996, Mitchell Hutchins owned 10,000 shares. Transactions in shares of common stock were as follows:

                                                         FOR THE SIX          FOR THE
                                                        MONTHS ENDED        YEAR ENDED
                                                      DECEMBER 31, 1996    JUNE 30, 1996
                                                      -----------------    -------------
Additional shares from dividends reinvested........         36,135             76,859
Reduction of shares from reverse stock split.......        (38,354)           (77,306)
                                                          --------         -------------
Net decrease in shares outstanding.................         (2,219)              (447)
                                                          --------         -------------
                                                          --------         -------------

Mitchell Hutchins voluntarily contributed $200,000 and $250,000 on September 26, 1995 and June 27, 1995, respectively, in order to increase the net asset value per share of the Series.

Reverse stock splits of 0.9854 to 1, 0.9923 to 1, 0.9873 to 1, 0.9821 to 1 and
0.9910 to 1 were declared on December 4, 1992, December 28, 1993, December 14, 1994, December 15, 1995 and December 17, 1996, effective December 30, 1992, December 28, 1993, December 27, 1994, December 26, 1995 and December 26, 1996, respectively, immediately following the payment of the reinvestment dividend, as defined in the Series' prospectus.

A stock split of 100 to 1 was declared on June 14, 1993, effective June 24,

1993, in connection with the listing of the Series' shares on the American Stock Exchange. Shares authorized and outstanding reflect the impact of both the reverse stock splits and the stock split.

FEDERAL TAX STATUS

The Series intends to distribute substantially all of its taxable net investment income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its taxable net investment income, capital gains and certain other amounts, if any, the Series intends not to be subject to a federal excise tax.

At June 30, 1996, the Series had a capital loss carryforward of $4,152,434. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used, as provided in the regulations, to offset future net realized capital gains, these gains will not be distributed.

In accordance with U.S. Treasury Regulations, the Fund has elected to defer realized short-term capital losses of $25,184 arising after October 31, 1995. Such losses have been treated for tax purposes as arising on July 1, 1996.

                                     TRIPLE A AND GOVERNMENT SERIES - 1997, INC.

                      FINANCIAL HIGHLIGHTS

Selected data for a share of stock outstanding throughout each period is presented below:

                                                         FOR THE SIX
                                                         MONTHS ENDED               FOR THE YEARS ENDED
                                                         DECEMBER 31,                     JUNE 30,
                                                             1996        ------------------------------------------
                                                         (UNAUDITED)      1996       1995        1994        1993
                                                         ------------    -------    -------     -------     -------
Net asset value, beginning of period...................    $   9.80      $  9.90    $  9.71     $ 10.58     $ 10.62
                                                         ------------    -------    -------     -------     -------
Net investment income..................................        0.29         0.60       0.72        0.60        0.62
Net realized and unrealized gains (losses)
  from investment and futures transactions.............        0.01        (0.07)      0.03       (0.81)       0.09
                                                         ------------    -------    -------     -------     -------
Net increase (decrease) from investment operations.....        0.30         0.53       0.75       (0.21)       0.71
                                                         ------------    -------    -------     -------     -------
Dividends from net investment income...................       (0.34)       (0.68)     (0.62)      (0.62)      (0.59)
Distributions from net realized gains..................      --            --         --          --          (0.16)
Distributions in excess of net investment income.......      --            --         --          (0.04)      --
                                                         ------------    -------    -------     -------     -------
Total dividends and distributions to shareholders......       (0.34)       (0.68)     (0.62)      (0.66)      (0.75)
                                                         ------------    -------    -------     -------     -------
Contribution to capital from adviser...................      --             0.05       0.06       --          --
                                                         ------------    -------    -------     -------     -------
Net asset value, end of period.........................    $   9.76      $  9.80    $  9.90     $  9.71     $ 10.58
                                                         ------------    -------    -------     -------     -------
                                                         ------------    -------    -------     -------     -------
Per share market value, end of period..................    $   9.63      $  9.50    $  9.25     $  9.25     $ 10.25
                                                         ------------    -------    -------     -------     -------
                                                         ------------    -------    -------     -------     -------
Total investment return(1).............................        3.98%       10.21%      7.24%      (3.38)%      8.37%
                                                         ------------    -------    -------     -------     -------
                                                         ------------    -------    -------     -------     -------
Ratios and supplemental data:
Net assets, end of period (000's)......................    $ 41,407      $41,235    $40,866     $39,556     $42,907
Expenses to average net assets, net of waivers and
  reimbursements from adviser..........................        0.00%        0.00%      0.00%       0.00%       1.49%
Expenses to average net assets, before waivers and
  reimbursements from adviser..........................        1.62%*       1.43%      1.45%       1.46%       1.50%
Net investment income to average net assets............        5.91%*       6.13%      7.76%       6.15%       6.22%
Portfolio turnover rate................................         100%         137%       223%        298%         93%

------------------


NOTE: Per share information for the periods above including total investment return, reflects the impact of the reverse stock splits and the stock split. The reverse stock splits on December 26, 1996, December 26, 1995,
       December 27, 1994, December 28, 1993 and December 30, 1992 had the effect of increasing the net asset value per share on July 1, 1992 by $0.09, $0.18, $0.12, $0.08 and $0.15, respectively.
*      Annualized
(1) Total investment return on market value is calculated assuming a purchase of one share of stock at market value on the first day of each period reported, reinvestment of all dividends and distributions at the market value on the payable dates, and a sale at market value on the last day of each period reported. Although the Series does not offer dividend reinvestment for monthly dividends, the Securities and Exchange
       Commission mandates that total investment return be calculated by assuming reinvestment of all dividends and other distributions. Total investment return does not reflect brokerage commissions.

                           TRIPLE A AND GOVERNMENT SERIES - 1997, INC.

GENERAL INFORMATION
THE SERIES

Triple A and Government Series - 1997, Inc. ('Series') is a diversified, closed-end management investment company whose shares trade on the American Stock Exchange ('AMEX'). The investment objective of the Series is to manage a portfolio of U.S. government securities and AAA-rated and comparable debt obligations in order to return to shareholders on the Series' termination date $10.00 for each share that such shareholders held upon the effectiveness of the Series' 100 for 1 stock split on June 24, 1993, while providing high monthly income in comparison to bank certificates of deposit having maturities no longer than the term of the Series and in comparison to money market funds. The Series has been rated AAA by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. The termination date for the Series will be on or about June 29, 1997. The Series' investment advisor and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $45 billion in assets under management as of January 31, 1997.

DISTRIBUTION POLICY

The Series will pay monthly cash dividends from its net investment income and will distribute any capital gains realized or excess net investment income, through Reinvestment Dividends, which normally will be paid in additional Series Shares unless a shareholder elects to receive cash. Cash dividends will be declared monthly and will be paid on or about the last day of each month. Reinvestment Dividends, if any, will be declared annually in December of each year. The Series also may pay a second Reinvestment Dividend in any year if necessary to avoid income or excise taxes. As described in the prospectus, the Series intends to effect a reverse stock split in connection with any Reinvestment Dividend, which will result in reinvesting shareholders continuing to hold the same number of shares, and non-reinvesting shareholders holding fewer shares (which may include odd lots and fractional shares). On or about the termination date, the Series will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Series' expenses and liabilities.

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
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
Trustees
E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

John R. Torell III

Officers

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Julian F. Sluyters
Vice President and Treasurer

Nirmal Singh
Vice President

Investment Adviser
and Administrator
Mitchell Hutchins Asset Mangement Inc.
1285 Avenue of the Americas
New York, New York 10019

The financial information herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

December 31, 1996

SEMIANNUAL REPORT

Triple A &
Government Series--1997, Inc.
(TAGS 1997)





               PaineWebber
(copyright)1997 PaineWebber Incorporated
              Member SIPC